UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                February 27, 2008

                               -------------------

                               JADE ART GROUP INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                     333-137134                 71-1021813
       (State or Other          (Commission File Number)        (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

                             #35, Baita Zhong Road,
             Yujiang County, Jiangxi Province, P.R. of China 335200
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                               011-86-701-5881082
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

Item 8.01 Other Events

      On February 27, 2008, Jade Art Group Inc., a Nevada corporation ("we" or the "Company"), announced its entry into a sales agreement for the distribution of raw jade, totaling US $11.2 million over the next year.

      The agreement, dated as of February 22, 2008, between our wholly-owned Chinese subsidiary, Jiangxi SheTai Jade Industrial Co., Ltd. ("JST"), and QuanZhou TianXiaHuiCui Jade Company Ltd. ("QZTX") commits QZTX to purchase a total of 3,500 tons of raw jade of various qualities from our subsidiary for US$11.2 million over the next year. QZTX is responsible for the shipping of the raw jade material, as well as any associated costs. Our subsidiary will receive 30% of the contracted value of each shipment before delivery, with the balance paid upon final inspection and approval by the customer.

      Realization of the full amount anticipated by the agreement is subject to risks that QZTX could delay orders or refuse to accept shipments in accordance with the agreement, as well as JST's ability to perform by reason of any delay, stoppage or other production difficulties associated with its third-party supplier relationship under its distribution rights agreement previously disclosed in our current report on Form 8-K filed on January 22, 2008. Under the agreement, failure by JST to deliver raw jade purchased by QZTX may result in JST paying a penalty equal to 0.3% of the dollar value of the quantity of raw jade not delivered, based upon the contract price, up to a maximum penalty payable of 30% of total consideration under the contract for such purchase.

      A copy of the form of sales agreement is filed as Exhibit 10.1 and incorporated herein by reference, and the above summary of this sales agreement is qualified in its entirety by reference thereto. The press release, dated February 27, 2008, announcing our entry into this sales agreement is filed as
Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

  Exhibit         Name of Document
  -------         ----------------

  Exhibit 99.1 Form of press release, dated February 27, 2008, announcing sales agreement totaling US$11.2 million.

  Exhibit 10.1 Form of sales agreement (Contract No. 2008 ST 0004), dated as of February 27, 2008.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2008                JADE ART GROUP INC.


                                       By: /s/ Hua-Cai Song
                                           -------------------------------------
                                           Hua-Cai Song, Chief Executive Officer


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

                                  Exhibit Index

  Exhibit         Name of Document
  -------         ----------------

  Exhibit 99.1 Form of press release, dated February 27, 2008, announcing sales agreement totaling US$11.2 million.

  Exhibit 10.1 Form of sales agreement (Contract No. 2008 ST 0004), dated as of February 27, 2008.


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